UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HELIOGEN, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HELIOGEN, INC.
130 W. UNION STREET
PASADENA, CALIFORNIA 91103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 3, 2023 AT 8:00 A.M. PACIFIC TIME

Dear Stockholders of Heliogen, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Heliogen, Inc., a Delaware corporation (the “Company”). The meeting will be held on August 3, 2023 at 8:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/HLGN2023. To participate in the Annual Meeting, you will need to register to attend the meeting by 5:00 p.m., Eastern time, on August 2, 2023 using the control number located on the Notice of Internet Availability of Proxy Materials for the Annual Meeting, or if you received paper copies, your proxy card or voting instruction form. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.      To elect the two nominees for Class II directors named in the accompanying proxy statement to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To approve an amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-ten to one-for-forty of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);

3.      To ratify the appointment by the audit committee of our board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023;

4.      To approve, on an advisory basis, a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal; and

5.      To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the Annual Meeting is June 7, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Additional details regarding access to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on August 3, 2023 at 8:00 a.m. Pacific Time online at www.virtualshareholdermeeting.com/HLGN2023.

The proxy statement and 2022 annual report to stockholders
are available at www.proxyvote.com

By Order of the Board of Directors,

Debbie Chen General Counsel and Secretary Pasadena, California , 2023

All stockholders are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

i

HELIOGEN, INC.
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 8:00 A.M. PACIFIC TIME ON AUGUST 3, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Heliogen, Inc. (the “Board”) is soliciting your proxy to vote at Heliogen’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on August 3, 2023 at 8:00 a.m. Pacific Time. The Annual Meeting can be accessed virtually by visiting www.virtualshareholdermeeting.com/HLGN2023 where you will be able to listen to the meeting live, submit questions and vote online.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), are being distributed and made available on or about            , 2023. As used in this Proxy Statement, references to “we,” “us,” “our,” “Heliogen” and the “Company” refer to Heliogen, Inc. and its subsidiaries.

Why did I receive a Notice of Internet Availability of Proxy Materials regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about            , 2023 to all stockholders of record entitled to vote at the Annual Meeting.

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on Thursday, August 3, 2023, at 8:00 a.m. Pacific Time, via live audio webcast on the Internet. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log into www.virtualshareholdermeeting.com/HLGN2023. The Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Annual Meeting physically in person. You are entitled to attend the Annual Meeting if you were a stockholder of record as of June 7, 2023 (the “Record Date”). In order to participate in the Annual Meeting you must register to attend the meeting by 5:00 p.m., Eastern time, on August 2, 2023 using your control number from your Notice or if you received paper copies, your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.

Why is the Company holding the Annual Meeting virtually?

We are holding the Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world, with procedures designed to ensure the authenticity and correctness of your voting instructions. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Heliogen stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

Where can I get technical assistance?

If you have difficulty accessing the meeting, please call the phone number listed at www.virtualshareholdermeeting.com/HLGN2023.

How do I ask a question at the Annual Meeting?

As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of the Record Date who have registered in advance to attend the Annual Meeting may submit questions prior to the meeting that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you register to attend the Annual Meeting at www.virtualshareholdermeeting.com/HLGN2023 using the control number provided in the Notice and typing your question in the appropriate box in the registration form.

In accordance with the rules of conduct, we ask that you limit your questions to one brief question that is relevant to the Annual Meeting and that such questions are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to the business to be conducted at the Annual Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal, political or business interests.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [•] shares of common stock outstanding and entitled to vote.

What matters am I being asked to vote on?

There are four matters scheduled for a vote:

•        The election of the two nominees for Class II directors named herein to serve until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”);

•        The approval of an amendment to the Company’s second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-ten to one-for-forty of our Common Stock, with the exact ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 2” or the “Reverse Stock Split Proposal”);

•        The ratification of the appointment by the Audit Committee of the Board (the “Audit Committee”) of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2023 (“Proposal 3”); and

•        The approval, on an advisory basis, of a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal (“Proposal 4” or the “Adjournment Proposal”).

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

•        “FOR” each of the two Class II director nominees named in this Proxy Statement;

•        “FOR” the approval of the Reverse Stock Split Proposal;

•        “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023; and

•        “FOR” the approval, on an advisory basis, of the Adjournment Proposal.

How may I vote my shares?

The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:

Stockholder of Record: Shares Registered in Your Name

If, on June 7, 2023, your shares were registered directly in your name with Heliogen’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote your shares at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/HLGN2023. You will be asked to provide the control number from your Notice. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time:

•        To vote using the proxy card that may have been delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on August 2, 2023 to be counted.

•        To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on August 2, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on June 7, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. In addition to voting, you are also invited to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank for further information about how to direct your broker or other agent to vote or how to attend the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 7, 2023.

How many votes are needed to approve each proposal?

Proposal		Vote Required
Proposal 1:	Election of Directors

The affirmative vote of a plurality of the votes cast of the shares present in person, by remote communication, or represented by proxy and entitled to vote generally on the election of directors, meaning that the persons receiving the highest number of FOR votes, up to the total number of directors to be elected at the meeting, will be elected. There is no cumulative voting.

Proposal 2:	Approval of the Reverse Stock Split Proposal	The affirmative vote of the majority of the shares of outstanding Common Stock entitled to vote on the matter.
Proposal 3:	Ratification of the appointment of our independent registered public accounting firm	The affirmative vote of a majority in voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter.
Proposal 4:	Approval, on an advisory basis, of the Adjournment Proposal	The affirmative vote of a majority in voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card if you receive a paper copy of the proxy materials, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the election of each of the two nominees for director, “For” the approval of the Reverse Stock Split Proposal, “For” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023, and “For” the approval, on an advisory basis, of the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposals 2 (approval of Reverse Stock Split Proposal), Proposal 3 (ratification of appointment of independent registered public accounting firm) and Proposal 4 (approval, on an advisory basis, of Adjournment Proposal) are considered to be “routine” matters under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2, Proposal 3 and Proposal 4.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with that proposal. Proposal 2, Proposal 3, and Proposal 4 are “routine” matters and therefore broker non-votes are not expected to exist in connection with these proposals.

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of Directors	“For” or “Withhold” with respect to each of the two director nominees	Not applicable.	No	None. Only votes “For” impact outcome. Withheld votes will have no effect.
Proposal 2: Approval of the Reverse Stock Split Proposal	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable
Proposal 3: Ratification of the Appointment of our Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable
Proposal 4: Approval, on an Advisory Basis, of the Adjournment Proposal	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to Heliogen, Inc., Attn: General Counsel at 130 W. Union St., Pasadena, CA 91103. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.

•        You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank as a nominee or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” and abstentions. Abstentions are not applicable with respect to Proposal 1. Abstentions will have the same effect as “Against” votes for Proposal 2, Proposal 3 and Proposal 4. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total. Each of Proposal 2, Proposal 3 and Proposal 4 is considered a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 2, Proposal 3 and Proposal 4.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also retained Morrow Sodali LLC as our “proxy solicitor” to assist in the solicitation of proxies. For these proxy solicitation services, Morrow Sodali LLC will receive an estimated fee of approximately $[•] plus reasonable out-of-pocket expenses and fees for any additional services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares entitled to vote are present in person, by remote communication, or represented by proxy at the meeting. On the Record Date, there were [•] shares outstanding and entitled to vote. Thus, the holders of [•] shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by telephone, online or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present by remote communication at the meeting or represented by proxy and entitled to vote may adjourn the meeting to another date.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders for the ten days ending the day prior to the Annual Meeting. The list will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters during normal business hours.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is divided into three classes, designated as Class I, Class II and Class III, each of which has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has eight members. There are two directors in the class whose term of office expires in 2023. Stacey Abrams is currently a director who was previously elected by the stockholders. Barbara Burger is currently a director. Dr. Burger was introduced to our Board by Bill Gross, our former Chief Executive Officer and was appointed to the Board upon the recommendation of the Board’s nominating and corporate governance committee (the “Nominating Committee”). If elected at the Annual Meeting, each of these nominees would serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by the affirmative vote of a plurality of the votes of the shares present in person, by remote communication, or represented by proxy and entitled to vote generally on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting if re-elected.

Class II Nominees for Election for a Three-year Term Expiring at the 2026 Annual Meeting

Stacey Abrams.    Ms. Abrams, age 49, has served as a member of our Board since December 2021. Ms. Abrams has served as the Chief Executive Officer of Sage Works Production, Inc. since 2020 and as the Chief Executive Officer of Sage Works, LLC since September 2002. She co-founded Insomnia Consulting in 2006 to specialize in development, investment and consulting for complex infrastructure projects, including transportation, waste-by-rail transfer, energy, facilities and water. In addition, Ms. Abrams founded and served as executive director of the Southern Economic Advancement Project from March 2019 until December 2021. From 2007 to 2017, Ms. Abrams served as a State Representative of the Georgia General Assembly and as the minority leader from 2011 to 2017. She previously served as the Chief Executive Officer of the Third Sector Development from August 1998 until March 2019. Ms. Abrams previously also co-founded and served as Senior Vice President of NOWaccount Network Corporation from 2010 to 2016. Ms. Abrams currently serves on the boards of directors of a number of organizations, including ShoulderUp Technology Acquisition Corp. (NYSE: SUAC), the National Democratic Institute for International Affairs and the Marguerite Casey Foundation. Ms. Abrams has a strong record on climate change, environmental justice and climate action. She has served on the advisory boards of World War Zero (founded by former Secretary of State John Kerry) and Climate Power 2020 (founded by John Podesta). Ms. Abrams received a B.A. in Interdisciplinary Studies from Spelman College, a Master of Public Affairs from the University of Texas Lyndon B. Johnson School of Public Affairs, and a J.D. from Yale University.

Ms. Abrams was selected to serve on our Board because of her expertise in environmental justice and climate action and her leadership experience in both government and the private sector.

Barbara Burger.    Dr. Burger, age 62, has served as a member of our Board since September 2022. Dr. Burger currently serves as a senior advisor for Syzygy Plasmonics (since June 2022), Epicore Biosystems (since July 2022) and Spark (since April 2023). She has also served on the Emerald Technology Ventures Advisory Council since April 2022, as a senior advisor to Energy Impact Partners since April 2023 and to Lazard Ltd. since October 2022. Dr. Burger also holds a wide range of civic and industrial leadership governing board and advisory council positions including the MIT Energy Initiative, Houston Symphony Society, Oil and Gas Climate Initiative Climate Investment LLP, the National Renewable Energy Laboratory, the Greentown Labs board of directors, Activate, and Rice University’s Corporate

Innovation Practice. Previously, Dr. Burger was the Vice President, Innovation at Chevron and President of Chevron Technology Ventures from June 2013 to April 2022. Prior to that, Dr. Burger held a number of management positions at Chevron across International Marketing, Chemicals, Technology Marketing, Lubricants, Ventures, and Innovation. Dr. Burger has spent most of her career focused on the big challenges in energy transition, equity, and access to education. Dr. Burger is an active alumnus of the University of Rochester where she serves on the Board of Trustees and chairs the River Campus Libraries National Council. She also established the Barbara J. Burger Endowed Scholarship in the Sciences and founded the Barbara J. Burger iZone, where students generate, refine, and communicate ideas for social, cultural, community and economic impact. At the California Institute of Technology, Dr. Burger supports graduate women in chemistry and serves on the Strategic Advisory Board for the Resnick Sustainability Institute. She also serves on Dr. Burger holds a bachelor’s degree in chemistry from the University of Rochester, a PhD degree in chemistry from the California Institute of Technology and an MBA degree in finance, with academic honors, from the University of California, Berkeley.

Dr. Burger was selected to serve on our Board because of her expertise in the energy and chemical sectors and her deep experience in industrial growth and innovation.

Class III Directors Continuing in Office Until the 2024 Annual Meeting

Robert Kavner.    Mr. Kavner, age 79, has served as a member of our Board since December 2021. Since 1995, Mr. Kavner has been an independent venture capital investor focusing on investments in technology companies. From January 1996 through December 1998, Mr. Kavner served as President and Chief Executive Officer of On Command Corporation, a provider of on-demand video systems for the hospitality industry. From 1984 to 1995, Mr. Kavner held several senior management positions at AT&T, including senior vice president, Chief Financial Officer and Chief Executive Officer of Multimedia Products and Services Group and chairman of AT&T Venture Capital Group. Mr. Kavner also served as a member of AT&T’s executive committee. Prior to joining AT&T, Mr. Kavner was a partner of PricewaterhouseCoopers. Mr. Kavner currently serves on the boards of directors of a number of privately-held companies, including several early stage companies. He has previously served on the board of directors of a number of public companies, including serving as chairman of the boards of Earthlink Networks, CitySearch, Overture, and Pandora Media, and as a member of the boards of Sun Microsystems, Philips Telecommunications, Fleet Bank of Boston, Tandem Computers, and Duracell International. Mr. Kavner received a B.B.A. from Adelphi University and attended the Advanced Management Program at the Amos Tuck School at Dartmouth College.

Mr. Kavner was selected to serve on our Board because of his leadership experience, including his previous service on the boards of directors of a number of public companies, his experience working with a variety of technology companies and his expertise in finance and accounting.

Julie Kane.    Ms. Kane, age 64, has served as a member of our Board since December 2021. Ms. Kane is currently an independent consultant in the aviation industry. Previously, Ms. Kane served as a director of SIGA Technologies, Inc. (Nasdaq: SIGA) from May 2019 to June 2023 where she chaired the compensation committee and nominations and corporate governance committee. From 2015 to 2020, Ms. Kane served as the Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel of PG&E Corporation. Prior to joining PG&E Corporation, Ms. Kane worked at Avon Products, Incorporated as Vice President and General Counsel of Avon North America and Corporate Legal Functions from 2013 to 2015. Prior to joining Avon, Ms. Kane held a number of senior roles with Novartis Corporation and its affiliates over a 25-year period. Ms. Kane is a member of the board of directors of the Ethics Resource Center in Washington, D.C., and formerly served on the Board of Governors of the Commonwealth Club of California. Ms. Kane holds a B.A. in political science from Williams College and J.D. from the University of San Francisco School of Law. Ms. Kane is a member of the California state bar.

Ms. Kane was selected to serve on our Board because her decades of experience spanning several industries, including pharmaceuticals, chemicals and agribusiness, beauty, direct-selling and dual-fuel utilities, along with her experience in environmental, social and governance matters, provides our Board with valuable insight into many aspects of our business.

Roger Lazarus.    Mr. Lazarus, age 65, was appointed to serve as a member of our Board on March 2, 2023. Mr. Lazarus is currently the Chief Financial Officer of Chain Bridge I, a special purpose acquisition company (Nasdaq: CBRG), and is also a venture partner to Marcy Venture Partners and its portfolio companies. From 1997 to 2019 he worked as a partner at Ernst & Young LLP advising on acquisitions and investments for corporate and private equity clients. During his career with Ernst & Young, he served in a variety of roles, including as the Chief

Operating Officer (“COO”) and Board member of Ernst & Young’s LatAm North region, where he managed internal operations and oversaw financial and operating reporting for 13 countries from 2017 to 2019, as a managing partner and COO of Ernst & Young Colombia from 2013 to 2019, and as the managing partner of Ernst & Young´s West Region Transactions service-line from 2006 to 2009. Mr. Lazarus is a director and the chair of the audit committee and compensation committee of LatAm Logistic Properties S.R.L, a 3PL real estate developer in Costa Rica, Colombia and Peru. He is chair of the audit committee of the Goldman Environmental Foundation, the sponsor of the annual Goldman Environmental Prize. Mr. Lazarus is a Chartered Accountant (ICAEW), holds a BA with honors in Economics from the University of York, England and completed the international certification of the Institute of Directors (London, England) in 2020.

Mr. Lazarus was selected to serve on our Board because of his valuable financial and operational expertise across both developed and emerging markets.

Class I Directors Continuing in Office Until the 2025 Annual Meeting

Phyllis Newhouse.    Ms. Newhouse, age 59, has served as a member of our Board since December 2021 and was previously a member of the board of directors of our predecessor, Athena Technology Acquisition Corp. (“Athena”). Ms. Newhouse is a serial entrepreneur and investor, retired military senior officer and mentor. Ms. Newhouse is the founder of XtremeSolutions, Inc., an Atlanta-based cybersecurity firm that offers service in both the federal and private sectors (“XSI”). Since founding XSI in June 2002, Ms. Newhouse has served as XSI’s Chief Executive Officer and has led the company in offering a wide range of IT expertise and provides industry leading, state-of-the-art information technology and cybersecurity services and solutions. Ms. Newhouse is also the founder and Chief Executive Officer of ShoulderUp Technology Acquisition Corp. (NYSE: SUAC), a blank check company which completed its initial public offering in November 2021. Prior to founding XSI, Ms. Newhouse served as a member of the United States Army for more than 22 years, where she focused on national security issues and helped to establish the Cyber Espionage Task Force. Ms. Newhouse currently serves on the board of directors of Sabre GLBL Inc. (Nasdaq: SABR), as well as for the Technology Association of Georgia and Business Executives for National Security. Ms. Newhouse is also the founder of ShoulderUp, a nonprofit organization dedicated to connecting and supporting women on their entrepreneurial journeys. Additionally, Ms. Newhouse serves on the executive board and is a member of the Women President Organization and serves on the board of Girls Inc., a nonprofit organization that encourages all girls to be “Strong, Smart, and Bold.” Ms. Newhouse is known as a pioneer in cybersecurity. She has received numerous awards as an industry thought leader. In 2017, Ms. Newhouse became the first woman to win an Ernst & Young (“EY”) Entrepreneur of The Year award in the technology category. She was admitted into the 2013 class of EY Entrepreneurial Winning Women, and in 2019 was inducted into the Enterprising Women hall of fame. Ms. Newhouse received her B.A. in Liberal Arts Science from Saint Leo College.

Ms. Newhouse was selected to serve on our Board because of her significant knowledge of the cybersecurity and IT industries and experience as a director of publicly and privately-held companies.

Suntharesan Padmanathan.    Mr. Padmanathan, age 65, has served as a member of our Board since December 2021. Mr. Padmanathan is a seasoned engineering and energy expert with over 40 years of industry experience. Mr. Padmanathan has served as vice-chairman of the board of directors of ACWA Power since January 2022 and currently also serves as a member of the board of directors of several companies involved in power and water development across the globe, including BESIX, XLink Ltd and Desolenator BV. He previously served as President & Chief Executive Officer of ACWA Power from 2007 to January 2022 and before that, as Head of Business Development from 2005 to 2007. During his time at ACWA Power, Mr. Padmanathan spearheaded its expansion from a startup in 2006 to a leading private developer, owner and operator of power generation and desalinated water production plants today including its emergence as the largest developer and owner of concentrated solar power with molten salt storage technology in the world. Prior to joining ACWA Power, Mr. Padmanathan was Vice President and Corporate Officer at Black and Veatch, where he was responsible for developing privately financed power, water and wastewater projects in over a dozen countries. Before that, he was the Chief Executive of Black & Veatch Africa Limited and an Executive Director of Burrow Binnie International Ltd. Mr. Padmanathan began his career as an engineer at John Burrow and Partners Overseas. Mr. Padmanathan holds a degree in Engineering from the University of Manchester, United Kingdom.

Mr. Padmanathan was selected to serve on our Board because of his significant knowledge of the renewable energy industry and his experience as an executive officer and member of the boards of directors of several companies involved in power and water development across the globe.

Christiana Obiaya.    On February 5, 2023, Ms. Obiaya, age 40, was appointed to serve as Heliogen’s Chief Executive Officer and a member of the Board, having previously served as the Chief Financial Officer since March 2021. Prior to joining Heliogen, Ms. Obiaya held roles as Chief Financial Officer and head of strategy for Bechtel Energy (“Bechtel”) from 2017 to 2021 as well as various other leadership roles spanning finance, strategy, project development and investment, and project execution from 2010 to 2017. Prior to Bechtel, Ms. Obiaya worked on renewable energy projects in Kenya and India from 2008 to 2009. Ms. Obiaya began her career as an engineer, designing products and scaling up manufacturing processes at a multinational consumer goods company from 2004 to 2008. Ms. Obiaya also serves as a director of Tetra Tech, Inc. (Nasdaq: TTEK) since January 2023 and is a member of the compensation and strategic planning and enterprise risk committees. Ms. Obiaya graduated from MIT with a B.S. in Chemical Engineering and an MBA from MIT Sloan School of Management.

Ms. Obiaya was selected to serve on our Board because of her experience in leadership roles and perspective in corporate strategy.

Board Diversity

Our board consists of 8 members. The following Board Diversity Matrix provides the self-identified personal characteristics for our Board:

Board Diversity Matrix (As of June 7, 2023)

	Female	Male
Part I: Gender Identity
Directors	5	3
Part II: Demographic Background
African American or Black	3	—
Alaskan Native or Native American	—	—
Asian	—	1
Hispanic or Latinx	—	—
Native Hawaiian or Pacific Islander	—	—
White	2	2
Two or More Races or Ethnicities	—	—
LGBTQ+	—	—

Vote Required

The affirmative vote of a plurality of the votes cast of the shares present in person, by remote communication, or represented by proxy and entitled to vote generally on the election of directors will be required to elect each of the two directors, meaning that the persons receiving the highest number of FOR votes, up to the total number of directors to be elected at the meeting will be elected.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE TWO DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION REGARDING THE BOARD OF
DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board has documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. Our Corporate Governance Guidelines may be viewed at investors.heliogen.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating Committee, the Nominating Committee oversees a periodic evaluation, which we expect to occur annually, of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.

Director Independence

As required under the NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NYSE listing standards: Ms. Newhouse, Mr. Padmanathan, Ms. Abrams, Dr. Burger, Mr. Kavner, Ms. Kane and Mr. Lazarus. The Board also had determined that Mr. David Crane, who served as a director until September 5, 2022, was an independent director within the meaning of the applicable NYSE listing standards. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence and found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Our independent directors meet in executive session without management present if circumstances warrant when the full Board convenes for a regularly scheduled meeting or a special meeting. The independent directors at such executive sessions shall designate an independent director to preside over the executive session.

Family Relationships

There are no family relationships among the directors and executive officers.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the chairperson of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. Our Corporate Governance Guidelines provide that if the chairperson of the Board is not an independent director, the independent directors will appoint from among themselves an independent director to serve as Lead Independent Director.

On February 5, 2023, our Board terminated Mr. Gross as our Chief Executive Officer and, on the same date, Mr. Gross resigned as the chairperson of our Board. The Board then appointed Ms. Obiaya as our Chief Executive Officer and Ms. Kane as the chairperson of the Board. Prior to Mr. Gross’s departure, Mr. Kavner served as the Lead Independent Director.

Prior to Mr. Gross’s departure, the Board determined to combine the positions of Chief Executive Officer and chairperson to ensure that the Board and management acted with a common purpose. The Board believed that combining the positions of Chief Executive Officer and chairperson helped to provide a single, clear chain of command to execute our strategic initiatives and business plans. While Mr. Gross served as chairperson, our Board appointed Mr. Kavner as the lead independent director to help reinforce the independence of the Board as a whole. Mr. Kavner was empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the chairperson, preside over and establish the agendas for meetings of the independent directors, act as liaison between the chairperson and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders.

After Mr. Gross’s departure, the Board determined to separate the roles of chairperson of the Board and Chief Executive Officer. The Board determined that separation of the positions of chairperson of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Board believes that having an independent chairperson of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board chairperson can enhance the effectiveness of the Board as a whole. In addition, the Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and chairperson of the Board separate, provides the proper balance between independence and management participation at this time.

Role of the Board in Risk Oversight

The Board believes that effective risk management involves our entire corporate governance framework. Both management and the Board have key responsibilities in managing risk throughout the Company. One of the Board’s key functions is informed oversight of the company’s risk management process. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight, as further detailed in the table below. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. Our Board and standing committees perform these functions in a number of ways, including the following:

Board Responsibilities

•    Overall oversight concerning the assessment and management of risk related to our business, including risks related to environmental, social and governance practices, and financial, legal and operational risks

•    Decision-making for fundamental financial and business strategies and major corporate activities, including material acquisitions and financings

•    Oversight of management and Board committees

•    Oversight of information technology and cybersecurity risk policies

•    Receives regular reports from Board committees on specific risk oversight responsibilities

•    Receives regular reports from management regarding business operations, financial results and strategic planning and budgeting and regulatory matters

Audit Committee	Compensation Committee	Nominating Committee

•    Oversight of accounting and financial reporting processes and audits of financial statements

•    Oversight of financial risk exposures and management policies and controls, including guidelines and policies to govern the process by which risk assessment and management is undertaken

•    Oversight of quality and integrity of the accounting, auditing, internal control and financial reporting practices

•    Responsible for the appointment, compensation, retention and oversight of independent registered public accounting firm

•    Oversight of the internal audit function

•    Oversight over cybersecurity risk management

•    Oversight of compensation plans, policies and programs and overall philosophy

•    Assessment and monitoring that incentive pay arrangements do not encourage unnecessary risk taking

•    Review the human capital management practices related to the Company’s talent generally

•    Identifies, evaluates and provides recommendations regarding Board and Committee composition, functions and duties

•    Oversight of evaluation of the performance of the Board and committees

•    Monitors the effectiveness of our corporate governance guidelines

•    Advises Board on corporate governance matters and Board performance matters

Management Responsibilities

•    Identify material risks facing the Company

•    Implement appropriate risk management strategies

•    Integrate risk management into our decision-making process

•    Ensure that information with respect to material risks is transmitted to the Board or the appropriate Board committee

Risk Areas
• Strategic	• Financial reporting and internal control
• Reputational	• Information systems and cybersecurity
• Financial	• Human capital management
• Operational	• ESG/sustainability
• Legal, regulatory and compliance

Meetings of the Board of Directors and Attendance

Our Board met 12 times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which they served, except for Ms. Abrams. Ms. Abrams attended more than 75% of the Board meetings, but was unable to attend three meetings of the Nominating Committee because of scheduling conflicts with prior commitments relating to Ms. Abrams’ campaign for governor of the State of Georgia. In addition, we encourage all of our directors and nominees for director to attend our annual meeting of stockholders, but attendance is not mandatory. Each of the directors serving at the date of our 2022 annual meeting of stockholders attended the meeting.

Committees of the Board of Directors

Our Board has four standing committees: an Audit Committee, a Compensation and Human Capital Committee (“Compensation Committee”), a Nominating Committee and a Corporate Strategy Committee. The following table provides membership and meeting information for each of our standing Board committees:

Director	Audit Committee(1)	Compensation Committee(1)	Nominating Committee	Corporate Strategy Committee(2)
Robert Kavner*	Chair	—	X	—
Phyllis Newhouse	X	Chair	—	—
Christiana Obiaya	—	—	—	X
Barbara Burger(3)	—	X	—	Chair
Julie Kane+	—	—	X	—
Stacey Abrams	—	—	Chair	X
Suntharesan Padmanathan	—	—	—	X
Roger Lazarus*(4)	X	X	—	—
Total meetings in the year ended December 31, 2022	12	6	5	N/A

____________

*        Financial Expert

+        Chairperson of the Board.

(1)      Mr. David Crane served on the Audit Committee and Compensation Committee until his resignation from the Board on September 5, 2022.

(2)      The Corporate Strategy Committee was formed on March 2, 2023.

(3)      Dr. Burger was appointed to the Board on September 14, 2022.

(4)      Mr. Lazarus was appointed to the Board on March 2, 2023.

Below is a description of each standing committee of the Board. Copies of the charters for each committee are available on the Corporate Governance section of the Company’s website at investors.heliogen.com. The reference to our website address throughout this proxy statement does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that other than Ms. Obiaya, who is a member of the Corporate Strategy Committee, each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

Our Audit Committee is currently composed of three directors: Mr. Kavner, Mr. Lazarus and Ms. Newhouse. The chair of the Audit Committee is Mr. Kavner. The Audit Committee did not meet during the prior fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at investors.Heliogen.com.

The primary purpose of our Audit Committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:

•        overseeing the Company’s accounting and financial reporting processes, systems of internal control, financial statement audits and the integrity of the Company’s financial statements;

•        managing the selection, engagement terms, fees, qualifications, independence, and performance of the registered public accounting firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services;

•        reviewing any reports or disclosures required by applicable law and stock exchange listing requirements;

•        overseeing the design, implementation, organization and performance of the Company’s internal audit function;

•        helping the Board oversee the Company’s legal and regulatory compliance, including risk assessment and management practices and policies;

•        providing regular reports and information to the Board.

Our Board reviews the NYSE listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Audit Committee are independent (as independence is currently defined in Section 303A.07(a) of the NYSE Listed Company Manual and Rule 10A-3(b)(1) of the Exchange Act).

Our Board has determined that each of Mr. Kavner and Mr. Lazarus is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board examined each audit committee member’s scope of experience and the nature of their employment.

Compensation Committee

Our Compensation Committee is composed of three directors: Dr. Burger, Ms. Newhouse and Mr. Lazarus. The chair of the Compensation Committee is Ms. Newhouse. Our Board has determined that each member of our Compensation Committee is independent under the listing standards of the NYSE, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has adopted a written Compensation Committee charter that is available to stockholders on our website at investors.Heliogen.com.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•        helping the Board oversee the Company’s compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees;

•        reviewing and determining the compensation to be paid to the Company’s executive officers and directors;

•        when required, reviewing and discussing with management the Company’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Company’s annual reports, registration statements, proxy statements or information statements filed with the SEC;

•        when required, preparing and reviewing the Compensation Committee report on executive compensation included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the SEC in effect from time to time; and

•        reviewing the human capital management practices related to the Company’s talent generally (including how the Company recruits, develops, and retains people).

Compensation Committee Processes and Procedures

Our Compensation Committee expects to meet regularly and in executive session as desired. However, from time to time, the Compensation Committee may invite to its meetings any director, officer or employee of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding her compensation or performance. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the compensation and oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation

Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration factors prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Our Compensation Committee typically makes most of the significant adjustments to annual compensation, and determines base salary, bonus and equity awards at one or more meetings held during the first quarter of its fiscal year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Our Compensation Committee recommends to the independent members of the Board for determination and approval the compensation and other terms of employment of our Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives. For all executives and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, our stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels. In May 2022, our Compensation Committee engaged the services of Clearbridge Compensation Group LLC (“Clearbridge”), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. Clearbridge does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that Clearbridge does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NYSE listing standards. The Compensation Committee has assessed the independence of Clearbridge pursuant to SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would prevent Clearbridge from independently representing the committee.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been one of our executive officers or employees. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the Board or Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating Committee is composed of three directors: Ms. Kane, Mr. Kavner and -Ms. Abrams. The chair of the Nominating Committee is Ms. Abrams. Our Board has determined that each member of the Nominating Committee is independent under the listing standards of the NYSE. Our Board has adopted a written Nominating Committee charter that is available to stockholders on the Company’s website at investors.Heliogen.com.

Specific responsibilities of the Nominating Committee include:

•        helping the Board oversee the Company’s corporate governance functions and develop, update as necessary and recommend to the Board the governance principles applicable to the Company;

•        identifying, evaluating and recommending and communicating with candidates qualified to become Board members or nominees for directors of the Board consistent with criteria approved by the Board;

•        reviewing candidates nominated by stockholders;

•        recommending the composition, functions, and duties of the committees of the Board;

•        overseeing and monitoring the Company’s corporate governance policies and initiatives, including its environmental and sustainability policies and initiatives, and risks related to the Company’s operations, supply chain, and customer engagement;

•        annually overseeing an evaluation of the performance of the Board, including the Board committees, and, as appropriate, making recommendations to the Board for areas of improvement; and

•        making other recommendations to the Board relating to the directors of the Company.

Our Nominating Committee uses a variety of methods to identify and evaluate director nominees. In its evaluation of director candidates, the Nominating Committee considers the current size and composition, organization, and governance of the Board and the needs of the Board and the respective committees of the Board, as well as a candidate’s potential conflicts of interest or other commitments. Some of the qualifications that the Nominating Committee considers include, without limitation, business experience, diversity, professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. Nominees must be of high character and integrity. Members of the Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings. The Nominating Committee may also consider such other factors as it may deem, from time to time, are in the Company’s and its stockholders’ best interests.

Although we do not maintain a specific policy with respect to board diversity, the Board believes that the Board should be a diverse body, and the Nominating Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the Nominating Committee may take into account the benefits of diverse viewpoints. Our Nominating Committee also considers applicable laws and regulations, including monitoring proposed and enacted legislation. After completing its review and evaluation of director candidates, the Nominating Committee recommends to the Board the director nominees for selection.

Director Candidates Recommended by Stockholders

Our Nominating Committee will consider director candidates recommended by stockholders in accordance with our policy regarding stockholder recommendations of director nominees. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Heliogen, Inc., 130 W. Union St., Pasadena, CA 91103, together with the following information: (i) a completed written questionnaire (in a form provided by Heliogen) with respect to the background, qualifications, stock ownership and independence of such proposed nominee, and such additional information with respect to such proposed nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, (ii) a written representation and agreement (in a form provided by Heliogen) that such nominee (a) if elected as director of Heliogen, intends to serve the entire term until the next meeting at which such nominee would face re-election and (b) consents to being named as a nominee in Heliogen’s proxy statement pursuant to Rule 14a-4(d) under the 1934 Act and any associated proxy card of Heliogen and agrees to serve if elected as a director, (iii) a statement whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board, and (iv) all the information about the stockholder and the candidate that would be required pursuant to Article III, Section 5 of our Bylaws if the stockholder was nominating the candidate for election to the Board. The Nominating Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board.

Please note that stockholders who wish to nominate a person for election as a director (including nominations subject to Rule 14a-19 under the Exchange Act) in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating Committee as described above) must deliver written notice to our Secretary in the manner described in Article III, Section 5 of our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2024 Annual Meeting.”

Stockholder Communications with the Board of Directors

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Interested parties wishing to communicate with non-management members of our Board may do so by writing and mailing the correspondence to Secretary, Heliogen, Inc., 130 W. Union St., Pasadena, CA 91103. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner. The Secretary will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board, or if none are specified, to the chairperson of our Board. Communications are distributed to our Board, or to any individual director as appropriate depending on the facts and circumstances outlined in the communication. The purpose of this screening is to allow our Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). Communications determined by the Secretary to be inappropriate for presentation will still be made available to any non-management member of our Board upon such member’s request. The screening procedures have been approved by a majority of the independent directors. Every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Code of Conduct

We have adopted the Heliogen, Inc. Code of Conduct that applies to all officers, directors and employees. The Code of Conduct is available on our website at investors.heliogen.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of it to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website at investors.heliogen.com to the extent required by applicable rules and exchange requirements.

Hedging Policy

Our Insider Trading Policy prohibits directors, officers, including our named executive officers, and certain other employees of the Company from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Our Insider Trading Policy also prohibits trading in derivative securities related to the Company’s common stock, which include publicly-traded call and put options (other than employee options and other equity awards granted under our equity compensation plans), as well purchasing our common stock on margin or holding our common stock in margin accounts.

Environmental, Social and Governance

In addition to our existing environmental compliance initiatives, we will also be engaging additional resources to focus on a broader Environmental, Social and Governance (“ESG”) program across our business. As part of our commitment to energy sustainability, we completed an ESG assessment during 2022 to develop a baseline against which to prioritize our ESG strategies.

PROPOSAL NO. 2
THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, and is recommending that our stockholders approve, proposed amendments to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of the issued and outstanding shares of our Common Stock at a ratio of between one-for-ten (1:10) and one-for-forty (1:40)(inclusive), with such ratio to be determined at the sole discretion of our Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.

By approving this proposal, stockholders will approve a series of amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including ten and forty would be combined into one share of our Common Stock, and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein, and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval of amendments granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one Reverse Stock Split as a result of this authorization. Our Board may also elect not to do any Reverse Stock Split. The Reverse Stock Split will take effect, if at all, only after it is (i) approved by the affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote on the matter, (ii) is deemed by the Board to be in the best interests of the Company and its stockholders, and (iii) after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

You should keep in mind that the implementation of a reverse stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it. You should also consider that in many cases, the market price of a company’s common stock may decline following a reverse stock split.

Background

Our Common Stock is currently listed on the NYSE under the symbol “HLGN.” In order for our Common Stock to continue to be listed on the NYSE, we must satisfy various listing maintenance standards established by the NYSE. If we are unable to meet the NYSE requirements, our Common Stock will be subject to delisting.

Under Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), if the average closing price of our Common Stock is under $1.00 per share over a period of 30 consecutive trading days and does not thereafter reach at least $1.00 per share and an average closing price of at least $1.00 over the 30 trading-day period ending on the last trading day of any month during the applicable grace period following notification by the NYSE, the NYSE may delist our Common Stock from trading.

On December 23, 2022, the NYSE notified us that the average closing price of our Common Stock had fallen below the required $1.00 per share over a period of 30 consecutive trading days (the “Minimum Share Price Notice”), and, accordingly, that we did not comply with Section 802.01C. We have six months following receipt of the Minimum Share Price Notice to regain compliance with the price requirement, unless it is necessary to take an action that requires stockholder approval, in which case we must obtain such approve no later than the date of the Annual Meeting, with the possibility of an extension at the discretion of the NYSE. Accordingly, our Board adopted resolutions, subject to approval by our stockholders, to amend our Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock at a ratio in the range of one-for-ten to one-for-forty, such ratio to be determined in the discretion of our Board. These resolutions were approved as a means of increasing the share price of our Common Stock above $1.00, which is required for continued listing on the NYSE.

Reasons for the Proposed Reverse Stock Split

The Board’s primary objective in proposing the Reverse Stock Split is to raise the per share trading price of our Common Stock. The Board believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our Common Stock on the NYSE and generate greater investor interest in the Company.

The Board believes that maintaining the listing of our Common Stock on the NYSE is in the best interests of the Company and our stockholders. If our Common Stock were delisted from the NYSE, the Board believes that such delisting would adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If the Reverse Stock Split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 per share minimum closing price requirement for continued listing. However, despite the approval of the Reverse Stock Split by our stockholders and implementation by the Board, there can be no assurance that the Reverse Stock Split will result in our meeting and maintaining the $1.00 minimum closing price requirement. The effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. Our Common Stock could also be delisted from the NYSE due to our failure to comply with one or more other NYSE listing standards. Although we have submitted to the NYSE a plan to regain compliance with Section 802.01C, we cannot be certain that we will ultimately be able to regain compliance with this listing standard.

Our Board also believes that the expected increased market price per share of our Common Stock as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices. Investors may also be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal 2, our Board may consider, among other things, various factors, such as:

•        the historical trading price and trading volume of our Common Stock;

•        the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

•        the continued listing requirements for our Common Stock on the NYSE;

•        which Reverse Stock Split ratio would result in the least administrative cost to us; and

•        prevailing general market and economic conditions.

The failure of our stockholders to approve this Proposal 2 could have serious, adverse effects on us and our stockholders. We could be delisted from the NYSE because shares of Common Stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If the NYSE delists the Common Stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

Our Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of our Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Effect on Outstanding Common Stock and Authorized Common Stock

After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of Common Stock. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The following table illustrates the effects of a one-for-ten, one-for-fifteen, one-for-twenty, one-for-twenty five, one-for-thirty, one-for-thirty five and one-for-forty Reverse Stock Split on our outstanding Common Stock as of June 1, 2023 (without giving effect to any adjustments for fractional shares):

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Number of Shares Authorized	Percentage of Authorized Common Stock
Current Shares	198,299,649	500,000,000	39.7%
1-for-10	19,829,964	500,000,000	3.96%
1-for-15	13,219,976	500,000,000	2.64%
1-for-20	9,914,982	500,000,000	1.98%
1-for-25	7,931,986	500,000,000	1.59%
1-for-30	6,609,988	500,000,000	1.32%
1-for-35	5,665,704	500,000,000	1.13%
1-for-40	4,957,491	500,000,000	0.99%

The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

We are currently authorized to issue up to 500,000,000 shares of Common Stock under our Certificate of Incorporation. The Reverse Stock Split will have no effect on the total number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from the Reverse Stock Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of Common Stock.

As of the Record Date, there were no issued or outstanding shares of our preferred stock and no outstanding options or warrants to purchase shares of our preferred stock. The Reverse Stock Split will not impact the number of authorized shares of our preferred stock.

Effect on Outstanding Equity Awards

If the Reverse Stock Split is implemented, the number of shares of Common Stock subject to outstanding options and restricted stock units (“RSUs”) issued by the Company, and the number of shares reserved for future issuance under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) and the Company’s 2021 Employee Stock Purchase Plan (the “2021 ESPP”), will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares). As of June 7, 2023, there were outstanding (i) stock options to purchase an aggregate of 17,284,101 shares of Common Stock at a weighted average exercise price of $1.67 per share, and (ii) RSUs representing the right to acquire an aggregate of 17,098,657 shares of Common Stock. Assuming, for example, a 1-for-30 Reverse Stock Split, the number of shares covered by outstanding options and RSUs will be reduced to one-thirtieth the number currently issuable, and the exercise price of outstanding options will be increased by 30 times the current exercise price.

Effect on Warrants

If the Reverse Stock Split is implemented, the number of shares of Common Stock issuable upon the exercise of our outstanding warrants, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding warrants will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares). As of June 7, 2023, there were outstanding warrants to purchase an aggregate of 13,205,623 shares of Common Stock at a weighted average exercise price of $7.46 per share. Assuming, for example, a 1-for-30 Reverse Stock Split, the number of shares covered by outstanding warrants will be reduced to one-thirtieth the number currently issuable, and the exercise price of outstanding warrants be increased by 30 times the current exercise price.

Effect on Rights Agreement

On April 16, 2023, our Board declared a dividend of one preferred share purchase right (“Right”) for each outstanding share of our Common Stock to the stockholders of record as of the close of business on April 28, 2023 and adopted a limited duration stockholder rights plan (the “Rights Agreement”). Each Right entitles the holder thereof to purchase for $3.50 (the “Purchase Price”), one one-thousandth of a share of our Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) in the event (a) an Acquiring Person (as defined in the Rights Agreement) acquires beneficial ownership of 12.5% (20% in the case of certain passive institutional investors) or more of the outstanding shares of our Common Stock or (b) an Acquiring Person announces a tender or exchange offer, the consummation of which would result in ownership by an Acquiring Person of 12.5% (20% in the case of certain passive institutional investors) or more of the outstanding shares of our Common Stock. The Rights Agreement contains adjustment provisions such that in the case of the Reverse Stock Split, (a) the number of one one-thousandth of a share of Series A Preferred Stock purchasable following the Reverse Stock Split upon proper exercise of each Right is the number of one one-thousandth of a share of Series A Preferred Stock so purchasable immediately prior to the Reverse Stock Split multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Reverse Stock Split and the denominator of which is the number of shares of Common Stock outstanding immediately following the Reverse Stock Split, (b) each share of Common Stock outstanding immediately following the Reverse Stock Split will have issued with respect to it that number of Rights that a share of Common Stock outstanding immediately prior to the Reverse Stock Split had issued with respect to it, and (c) the Purchase Price immediately prior to the effective date for the Reverse Stock Split will be adjusted so that the Purchase Price following the Reverse Stock Split is the Purchase Price in effect immediately prior to the Reverse Stock Split multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Reverse Stock Split and the denominator of which is the number of shares of Common Stock outstanding immediately following the Reverse Stock Split.. The description and terms of the Rights are set forth in the Rights Agreement.

Cash Payment in Lieu of Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the NYSE on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

By approving the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, stockholders will be approving the combination of any whole number of issued shares of our Common Stock between and including 10 and 40 shares into one share of Common Stock.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:

•        The reduced number of outstanding shares of our Common Stock resulting from the Reverse Stock Split could adversely affect the liquidity of our Common Stock.

•        Based on the experience of certain other companies that have effected reverse stock splits, the Reverse Stock Split could result in a devaluation of our market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis.

•        The Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.

•        There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. For example, based on the closing market price of our Common Stock on June 7, 2023 of $[•] per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Stock Split ratio of 1-for-40, there can be no assurance that the post-split market price of our Common Stock would be $[•] per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•        While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•        If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

•        The implementation of the Reverse Stock Split will effectively result in an increase in the authorized number of shares of Common Stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal 2 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of the Reverse Stock Split.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Stock Split

In the event that approval for the Reverse Stock Split is obtained, our Board will be authorized to proceed with the Reverse Stock Split. If on the last trading day of any calendar month prior to the Annual Meeting our stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month, our Board may delay its decision to execute the Reverse Stock Split indefinitely. In that case, if at any time during the 12-month period following the Annual Meeting the stock price falls below $1.00 on the last trading day of any calendar month or has an average closing share price below $1.00 over the 30 trading-day period ending on the last trading day of that month and therefore fails to comply with the applicable NYSE minimum listing standards, then the Reverse Stock Split may be executed as a cure for this condition.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to dissenter’s or appraisal rights with respect to our proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares, both before and after the Reverse Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

•        an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for its pre-Reverse Stock Split shares of Common Stock. A U.S. Holder that receives solely a reduced number of shares of Common Stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its pre-Reverse Stock Split shares of Common Stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

No gain or loss will be recognized by Heliogen as a result of the proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Heliogen, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of fractional shares and the stockholder’s adjusted basis allocable to the fractional share interests. Such gain or loss will be a long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of Common Stock received should include the holding period of the pre-Reverse Stock Split shares of Common Stock exchanged.

Information Reporting and Backup Withholding

A holder of shares of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of shares of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of shares of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split them, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be required to approve the amendment of our Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock at a ratio in the range of one-for-ten to one-for-forty, such ratio to be determined in the discretion of our Board.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3
RATIFICATION OF appointment OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected, and our Board ratified the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, our Audit Committee of the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests for us and our stockholders.

Change in Independent Registered Accounting Firm

Dismissal of BDO USA LLP

As reported on the Company’s Current Report on Form 8-K filed on June 6, 2022, effective June 2, 2022, we dismissed BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm and engaged PwC to serve in this role for the fiscal year ending December 31, 2022.

BDO served as our independent registered public accounting firm from November 5, 2020 through December 30, 2021 (with respect to Legacy Heliogen) and from December 31, 2021 until it was dismissed effective June 2, 2022 (with respect to the Company). BDO audited the Company’s financial statements for the fiscal year ended December 31, 2021 and Legacy Heliogen’s financial statements for the fiscal year ended December 31, 2020. BDO’s report of independent registered public accounting firm, dated March 31, 2022 (except for the effects of the restatement discussed in Note 3, Government Grant paragraph in Note 2, grant revenue presented in Note 4, Income Taxes in Note 9 and Net Loss per Share in Note 11, which is dated May 23, 2022, in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2021, filed with the Securities and Exchange Commission on May 23, 2022 (the “2021 Form 10-K/A”)), on the Company’s consolidated balance sheets as of December 31, 2021 and 2020, the related consolidated statements of operations, convertible preferred stock and shareholders’ equity (deficit), and cash flows for each of the years then ended, and the related notes to the financial statements (collectively referred to as the “Consolidated Financial Statements”) did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through June 2, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused BDO to make reference thereto in its reports on the Company’s or Heliogen Holdings Inc.’s (prior to the closing of the business combination, Heliogen, Inc. (“Legacy Heliogen”)) financial statements for such periods and no there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for (i) the material weaknesses in the Company’s and Legacy Heliogen’s internal controls over financial reporting as disclosed in the 2021 Form 10-K/A related to the Company and Legacy Heliogen not designing or maintaining an effective control environment specific to the areas of financial reporting and its close process, including effective review of technical accounting matters (e.g., revenue recognition), and proper segregation of duties, including separate review and approval of journal entries and access within our accounting system, and (ii) as disclosed in the Company’s Current Report on Form 8-K, dated May 17, 2022, the determination by the Audit Committee, based on the recommendation of, and after consultation with, the Company’s management, and as discussed with BDO, to restate the Company’s previously issued audited financial statements as of and for the year ended December 31, 2021, as previously filed with the Company’s 2021 Form 10-K/A.

On June 2, 2022, the Audit Committee made the decision to engage PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to completion of PwC’s standard client acceptance procedures. During the period from December 8, 2020 (Athena’s inception) through December 31, 2021 and the subsequent interim period through and including June 2, 2022, neither the Company nor anyone acting on its behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company previously provided BDO with a copy of the foregoing disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from BDO addressed to the SEC stating that they agree with the above statements. This letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 6, 2022.

Dismissal of Marcum LLP in connection with the Business Combination

As previously disclosed on the Company’s Current Report on Form 8-K filed on January 6, 2022, on December 30, 2021, we dismissed Marcum LLP (“Marcum”) as our independent registered public accounting firm and appointed BDO as our independent registered public accounting firm. Our Audit Committee approved the decision to change our independent registered public accounting firm. The dismissal of Marcum and the appointment of BDO was done in connection with the completion of the transactions contemplated by the Business Combination Agreement, dated as of July 6, 2021, by and among Athena, HelioMax Merger Sub, Inc. and Legacy Heliogen, including the merger of HelioMax Merger Sub, Inc. with and into Legacy Heliogen, with Legacy Heliogen continuing as the surviving company and a wholly owned subsidiary of the Company (collectively, the “Business Combination”).

Marcum’s report of independent registered public accounting firm dated January 19, 2021 on the balance sheet of Athena as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from December 8, 2020 (Athena’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Athena’s ability to continue as a going concern.

During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Athena’s financial statements for such periods. During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than: (i) the material weakness in internal controls identified by Athena’s management related to the accounting classification for warrants issued in connection with Athena’s initial public offering, which resulted in the revision of Athena’s IPO Financial Statements (as defined herein) as set forth in Note 2 to Athena’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021 (the “Q1 Form 10-Q”) and described in Item 4. Controls and Procedures in the Q1 Form 10-Q and in Item 4. Controls and Procedures in Athena’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on May 24, 2021 filed with the SEC on August 13, 2021 (the “Q2 Form 10-Q”), and (ii) the determination by the audit committee of Athena, based on the recommendation of, and after consultation with, Athena’s management, and as discussed with Marcum, that Athena’s Previously Issued Financial Statements (as defined herein) and any communications describing relevant portions of Athena’s Previously Issued Financial Statements could no longer be relied upon due to a material weakness in internal controls identified by management related to the reclassification of all of Athena’s Class A Common Stock as temporary equity, which resulted in the restatement of Athena’s Previously Issued Financial Statements as set forth in Note 2 of its Quarterly Report on From 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021. As used herein, “Previously Issued Financial Statements” consists of: (a) the audited balance sheet of Athena as of March 19, 2021 and the related notes (the “IPO Financial Statements”) with respect to Athena’s initial public offering that was filed as an exhibit to Athena’s Current Report on Form 8-K filed with the SEC on March 25, 2021, as previously revised in Athena’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021, and the audit report dated as of March 25, 2021 included in the IPO Financial Statements, (b) Athena’s unaudited condensed financial statements as of March 31, 2021 and the related notes included in the Q1 Form 10-Q, (c) Athena’s unaudited condensed financial statements as of June 30, 2021 and the related notes included in Athena’s Q2 Form 10-Q.

On December 30, 2021, the Audit Committee made the decision to engage BDO as the Company’s independent registered public accounting firm for the audit as of and for the year ended December 31, 2021. During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, (i) the Company did not both (a) consult with BDO as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that BDO concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult BDO on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

PricewaterhouseCoopers LLP

Effective June 2, 2022, our Audit Committee appointed PwC as the Company’s independent registered public accounting firm for the audit as of and for the year ended December 31, 2022. The following table represents aggregate fees billed to the Company by PwC for the years ended December 31, 2022 and 2021. We did not incur any audit-related, tax or other fees with PwC for the year ended December 31, 2022 or 2021.

	Years ended December 31,
$ in thousands	2022	2021
Audit fees(1)	$890	$—

____________

(1)      “Audit Fees” consist of fees in connection with the audit of the Company’s annual consolidated financial statements, audited financial statements presented in our Annual Report on Form 10-K, review of its quarterly financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

BDO USA LLP

Effective June 2, 2022, our Audit Committee dismissed BDO as the Company’s independent registered public accounting firm. The following table represents aggregate fees billed to the Company by BDO for the year ended December 31, 2021 and through June 2, 2022. Thereafter, PwC was appointed as our independent registered accounting firm for the audit as of and for the year ended December 31, 2022.

The following table represents aggregate fees billed to the Company by BDO for the years ended December 31, 2022 and December 31, 2021. We did not incur any audit-related, tax or other fees with BDO for the years ended December 31, 2022 or 2021.

	Years ended December 31,
$ in thousands	2022	2021
Audit fees(1)	$1,086	$1,184

____________

(1)      “Audit Fees” consist of fees in connection with the audit of the Company’s annual consolidated financial statements, audited financial statements presented in our Annual Report on Form 10-K, review of its quarterly financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Our Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to ratify the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

Our Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted by the members of the Audit Committee of the Board.

Robert Kavner (Chair)

Julie Kane*

Phyllis Newhouse

Roger Lazarus

____________

*         Former member of the Audit Committee.

(1)      The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 4
APPROVAL, ON AN ADVISORY BASIS, TO ADJOURN ANNUAL MEETING
TO SOLICIT ADDITIONAL PROXIES FOR PROPOSAL NO. 2

If, at the Annual Meeting, the number of shares of Common Stock present in person, by remote communication, or represented by proxy and voting in favor of Proposal 2 to approve the Reverse Stock Split is insufficient to approve such proposal, the Company believes it is advisable that the Company should be authorized to move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies for the approval of Proposal 2. If we determine that this is necessary, we will ask our stockholders to vote only on Proposal 1, Proposal 3 and Proposal 4 and not on Proposal 2. We do not intend to call a vote on this Proposal 4 if Proposal 2 is approved by the requisite number of shares of our Common Stock at the Annual Meeting.

If our stockholders approve this Proposal 4 to adjourn the Annual Meeting, we could adjourn the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Proposal 4 could mean that, even if we had received proxies representing a sufficient number of votes “AGAINST” Proposal 2 to defeat such proposal, we could adjourn the Annual Meeting without a vote on the Reverse Stock Split and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 2.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to approve this Adjournment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THIS ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers as of June 7, 2023.

Name	Age	Position
Christiana Obiaya	40	Chief Executive Officer and Director
Kelly Rosser	47	Interim Chief Financial Officer
Thomas Doyle	61	Chief Commercial Officer
Andrew Lambert	51	Chief Production & Supply Chain Officer

Christiana Obiaya.    Biographical information for Ms. Obiaya is included above with the director biographies under the caption “Class I Directors Continuing in Office Until the 2025 Annual Meeting.”

Kelly Rosser.    On February 5, 2023, Ms. Rosser was appointed to serve as Heliogen’s Interim Chief Financial Officer, having served as Heliogen’s Chief Accounting Officer since August 2022. Prior to joining Heliogen, Ms. Rosser served as Corporate Controller at Zenith Energy Management, LLC (“Zenith”) from April 2019 to August 2022. Previously, Ms. Rosser was an independent consultant from September 2016 to April 2018 and served as Vice President, Chief Accounting Officer and Controller at Par Pacific Holdings, Inc. (NYSE: PARR) from May 2014 to September 2016. Ms. Rosser is a senior level finance executive and a Certified Public Accountant in the state of Texas with extensive exposure to the energy industry, including power generation, midstream, exploration and production, and refining companies. Ms. Rosser has an M.S. in Accounting and a B.B.A from Texas A&M University.

Thomas Doyle.    Mr. Doyle has been Heliogen’s Chief Commercial Officer since December 2021. Previously, Mr. Doyle served as Legacy Heliogen’s Chief Commercial Officer from October 2021 to December 2021 and as Co-Head of Project Development from January 2021 to October 2021. Prior to joining Legacy Heliogen, Mr. Doyle served as an Executive Advisor to Morgan Stanley Energy Partners (“MSEP”) from January 2020 to January 2021 and as Chief Executive Officer of Reterro, Inc. from June 2016 to December 2019. Mr. Doyle also held roles as Chief Executive Officer of NRG Renew from October 2009 through January 2016 and Executive Vice President of Commercial Execution at Brightsource Energy. Mr. Doyle also serves on the board of directors of one of MSEP’s portfolio companies. Mr. Doyle holds an MBA and a B.S. in Mechanical Engineering from the University of Arizona.

Andrew Lambert.    Mr. Lambert has been Heliogen’s Chief Production and Supply Chain Officer since February 2022 and was previously Senior Vice President, Production and Supply Chain from April 2021 to January 2022. Prior to joining Heliogen, Mr. Lambert was Vice President, Quality Assurance and Build Reliability (October 2018 to April 2021) and Vice President of Production (March 2012 to October 2018) at SpaceX. Previously, Mr. Lambert served as Executive Vice President of Operations for Everest Limited Home Improvements from February 2011 to March 2012. Mr. Lambert also served in a number of roles at BMW (UK) Manufacturing Ltd. From August 2005 to January 2011, most recently as Manufacturing Director (Vice President) - MINI Assembly/Logistics. Mr. Lambert served nine years military service with the Royal Air Force, including attending the military college, RAF Halton, for three years, to study Aerospace Engineering, graduating in 1993 with a bachelors equivalent.

EXECUTIVE COMPENSATION

2022 Summary Compensation Table

The following table shows for the years ended December 31, 2022 and December 31, 2021, compensation awarded or paid to, or earned by, the named executive officers.

	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Bill Gross(1)(2)	2022	$398,558	$—	$—	$—	$20,000	$15,658	$434,216
Chief Executive Officer	2021	$266,886	$—	$—	$36,752,913	$—	$50,000	$37,069,779
Christiana Obiaya(1)	2022	$398,558	$100,000	$—	$—	$10,000	$13,194	$521,752
Chief Financial Officer	2021	$222,115	$100,000	$4,527,500	$893,050	$—	$—	$5,742,665
Thomas Doyle	2022	$398,558	$—	$—	$—	$10,000	$3,963	$412,521
Chief Commercial Officer	2021	$258,077	$31,272	$4,527,500	$84,800	$—	$—	$4,901,649

____________

(1)      On February 5, 2023, the Board terminated Bill Gross from his position as Chief Executive Officer of Heliogen and appointed Christiana Obiaya, previously our Chief Financial Officer, as Chief Executive Officer.

(2)      From January 1, 2021 through November 29, 2021, Mr. Gross’ salary was paid by Idealab Studio, LLC (“Idealab”). Heliogen reimbursed Idealab for 100% of the cost of Mr. Gross’ services to Heliogen. On November 29, 2021, Mr. Gross entered into an employment agreement with Heliogen and Heliogen started paying Mr. Gross’s salary directly on that date.

(3)      Represents a discretionary bonus paid to Ms. Obiaya in January 2022 and July 2021 and a one-time bonus for relocation expenses paid to Mr. Doyle in 2021.

(4)      Amounts represent the aggregate grant date fair value of stock awards, which include RSUs and stock options granted to our named executive officers, computed in accordance with ASC Topic 718. Assumptions used in calculating the grant date fair value are included in Note 12 — Share-based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 29, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officer.

(5)      Amounts represents the value of a performance-based bonus the named executive officers were entitled to under Heliogen’s 2022 Executive Bonus Plan (as defined below). The bonus was paid to Mr. Gross. Ms. Obiaya and Mr. Doyle elected to forego the bonus.

(6)      Represents matching 401(k) contributions made during 2022. During 2021, Mr. Gross received reimbursement of attorney’s fees incurred in connection with the negotiation of his executive employment agreement.

Narrative Disclosure to Summary Compensation Table

Base Salary

Base salary is set at a level that is intended to reflect the executive’s duties, authorities, contributions, prior experience and performance.

Cash Bonus Awards

Other than a discretionary cash bonus of $100,000 paid to Ms. Obiaya in January 2022, Heliogen did not award the named executive officers any discretionary cash bonuses with respect to 2022.

Restricted Stock Unit Awards

On November 10, 2021, Legacy Heliogen’s board of directors granted each of Ms. Obiaya and Mr. Doyle a RSU award (“RSU Award”) under our 2013 Stock Incentive Plan (the “2013 Plan”). Each RSU Award covered 250,000 shares of Legacy Heliogen’s common stock. In connection with the closing of the Business Combination, the RSU Awards were assumed by us and converted into RSU Awards covering 503,321 shares of our common stock. Pursuant to the terms of the RSU Award agreements, the RSU Awards will vest on the first date upon which both the “service-based requirement” and the “liquidity event requirement” are satisfied. The liquidity event requirement was satisfied upon the closing of the Business Combination. The service-based requirement provides that the RSU Awards will vest as to 6.25% on each quarterly vesting date following closing of the Business Combination, with the first installment vesting on March 15, 2022, subject to Ms. Obiaya’s and Mr. Doyle’s continued service through each vesting date.

No RSU Awards were granted to Mr. Gross, Ms. Obiaya or Mr. Doyle, during the year ended December 31, 2022.

Stock Option Awards

Heliogen’s equity awards are designed to align the interests of employees and consultants, including our executive officers, with our interests and the interests of our stockholders. The Board or an authorized committee thereof is responsible for approving equity awards.

Historically, Heliogen has used stock options as an incentive for long-term compensation to its executive officers because stock options allow its executive officers to realize value from this form of equity compensation only if its stock price increases relative to the stock option’s exercise price. Heliogen’s executives generally are awarded an initial grant in the form of a stock option in connection with their commencement of employment with Heliogen. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

On January 23, 2021, Legacy Heliogen’s board of directors granted Mr. Doyle an option to purchase 500,000 shares of Legacy Heliogen’s common stock at an exercise price of $0.35 per share under the 2013 Plan. In connection with the closing of the Business Combination, this option was assumed by us and converted into an option to purchase 1,006,642 shares of our common stock at an exercise price of $0.18 per share. Mr. Doyle’s option vested with respect to 25% of the shares subject to the option on January 19, 2022 and will continue to vest in 36 equal monthly installments thereafter, subject to his continued service through each vesting date.

On March 9, 2021, Legacy Heliogen’s board of directors granted Ms. Obiaya an option to purchase 500,000 shares of Legacy Heliogen’s common stock at an exercise price of $0.59 per share under the 2013 Plan. In connection with the closing of the Business Combination, this option was assumed by us and converted into an option to purchase 1,006,642 shares of our common stock at an exercise price of $0.30 per share. Ms. Obiaya’s option vested with respect to 25% of the shares subject to the option on March 8, 2022 and will continue to vest in 36 equal monthly installments thereafter, subject to her continued service through each vesting date.

On November 10, 2021, Legacy Heliogen’s board of directors granted Mr. Gross an option to purchase 5,023,000 shares of Legacy Heliogen’s common stock at an exercise price of $18.11 per share under the 2013 Plan. In connection with the closing of the Business Combination, this option was assumed by us and converted into an option to purchase 10,112,732 shares of our common stock at an exercise price of $9.00 per share. The shares subject to Mr. Gross’s option vest in 48 equal monthly installments measured from December 30, 2021, subject to his continued service through each vesting date. As described in more detail below under “— Agreements with Our Named Executive Officers — Bill Gross,” certain of Mr. Gross’s stock options, including the award described immediately above, and other equity awards are subject to accelerated vesting in certain termination and change in control scenarios.

No stock options were granted to Mr. Gross, Ms. Obiaya or Mr. Doyle, during the year ended December 31, 2022.

Non-equity Incentive Plan Compensation

Heliogen instituted a performance-based bonus program for fiscal year 2022 (the “2022 Executive Bonus Plan”). Under the 2022 Executive Bonus Plan, each named executive officer was eligible for an annual performance bonus based on the satisfaction of certain corporate performance metrics determined by the Compensation Committee. Each named executive officer was assigned a target performance bonus opportunity expressed as a percentage of their annual base salary, which for 2022 was 100% for Mr. Gross and 50% for both Ms. Obiaya and Mr. Doyle. For 2022, the Compensation Committee approved a cash annual performance-based bonus for each of Mr. Gross, Ms. Obiaya and Mr. Doyle equal to approximately 5% of their 2022 annual base salary multiplied by their respective target bonus percentage, based on the satisfaction of one performance metric at the target level. Ms. Obiaya and Mr. Doyle elected to voluntarily forego their bonuses under the 2022 Executive Bonus Plan that they would have otherwise been entitled to receive. The Company did not have a performance-based bonus program for 2021. The performance-based bonuses are reflected in the column of the Summary Compensation Table above entitled “Non-equity Incentive Plan Compensation.”

Agreements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers setting forth the terms and conditions of such executive’s employment with us. The employment agreements generally provide for at-will employment and set forth the named executive officer’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and in some cases severance benefits in the event of a qualifying termination.

Bill Gross

The Board terminated Mr. Gross from his position as Chief Executive Officer on February 5, 2023. Mr. Gross entered into an employment agreement with Heliogen in November 2021. Pursuant to the terms of his employment agreement, Mr. Gross was entitled to an initial annual base salary of $275,000, which increased to $400,000 effective as of December 30, 2021. The employment agreement also provided for a discretionary annual bonus of up to 100% of Mr. Gross’s then-current annual base salary, payable based upon the achievement of certain milestones as determined by the Board pursuant to Heliogen’s 2022 Executive Bonus Plan.

The employment agreement further provided that, unless provided otherwise, any equity award granted to Mr. Gross under the 2013 Plan or the Heliogen, Inc. 2021 Plan that was subject to time-based vesting, to the extent such award was assumed, continued, or substituted by the surviving corporation in connection with a “change in control” (as defined in the applicable plan), and Mr. Gross continued to provide services to Heliogen or the successor corporation, would have accelerated and become fully vested and exercisable in the event of a “qualifying termination” (as defined in the employment agreement, including a termination without “cause” or resignation for “good reason” and execution of a release of claims) that occurred within 12 months following the change in control. Upon a qualifying termination that did not occur within 12 months following a change in control, under the employment agreement, Mr. Gross would have been eligible for accelerated vesting of his time-based equity awards that would have vested, had he remained in continuous service for an additional 12 months after the termination date. Under the terms of the employment agreement, after Mr. Gross’s termination, he is required to reasonably cooperate with Heliogen in responding to reasonable requests in connection with any disputes brought against Heliogen, and will be paid $195 per hour for the time devoted to such matters. Mr. Gross was also eligible to participate in the employee benefit plans generally available to our employees and maintained by Heliogen.

Christiana Obiaya

Ms. Obiaya entered into an employment agreement with Heliogen on March 29, 2023. Pursuant to the terms of her employment agreement, Ms. Obiaya is entitled to an annual base salary of $600,000, effective as of February 5, 2023. The employment agreement also provides for a target discretionary annual bonus of 100% of Ms. Obiaya’s then-current annual base salary, payable based upon the achievement of certain goals as determined by the Board and outlined in the Company’s annual executive bonus plan. Ms. Obiaya is also entitled to a housing allowance for temporary housing expenses in the Los Angeles, California area, until the 12-month anniversary following the effective date of her employment agreement. Ms. Obiaya is also eligible to participate in the employee benefit plans generally available to our employees and maintained by Heliogen.

In addition, the employment agreement provides that Ms. Obiaya will receive an RSU award under the 2021 Plan covering 1,500,000 shares of Heliogen’s common stock for the fiscal year 2023 annual equity grant. The RSU award will vest as to 6.25% on each quarterly vesting date following the date of grant, subject to Ms. Obiaya’s continued service through each vesting date.

Upon a “qualifying termination” (defined in the employment agreement as a termination without “cause” or resignation for “good reason”), under the employment agreement, and subject to her execution of a release of claims, Ms. Obiaya will continue to receive, as severance, (i) 100% of her base salary, paid over the 12 months following such termination of employment in accordance with Heliogen’s regular payroll practices, (ii) reimbursement for her

COBRA premiums for up to 12 months following such termination of employment, and (iii) in the event the Board determines that the applicable annual bonus milestones have met, a pro rata bonus award based on the date of the qualifying termination.

Upon a qualifying termination that occurs within 12 months following the change in control (as defined in the 2021 Plan), Ms. Obiaya is entitled to receive the base salary severance, COBRA reimbursement, an amount equal to her target bonus for the year in which the qualifying termination occurs (in lieu of the pro rata bonus payment), and any equity award granted to Ms. Obiaya under the 2013 Plan or the 2021 Plan that is subject to time-based vesting will accelerate and become fully vested and exercisable, all subject to execution of the release of claims.

Thomas Doyle

Mr. Doyle entered into an employment agreement with Heliogen on March 29, 2023. Pursuant to the terms of his employment agreement, Mr. Doyle is entitled to an annual base salary of $400,000. The employment agreement also provides for a target discretionary annual bonus of 50% of Mr. Doyle’s then-current annual base salary, payable based upon the achievement of certain goals as determined by the Board and outlined in the Company’s annual executive bonus plan. Mr. Doyle is also eligible to participate in the employee benefit plans generally available to our employees and maintained by Heliogen.

Upon a “qualifying termination” (defined in the employment agreement as a termination without “cause” or resignation for “good reason”), under the employment agreement, and subject to his execution of a release of claims, Mr. Doyle will continue to receive, as severance, (i) 75% of his base salary, paid over the 9 months following such termination of employment in accordance with Heliogen’s regular payroll practices, (ii) reimbursement for his COBRA premiums for up to 9 months following such termination of employment, and (iii) in the event the Board determines that the applicable annual bonus milestones have met, a pro rata bonus award based on the date of the qualifying termination.

Upon a qualifying termination that occurs within 12 months following the change in control (as defined in the 2021 Plan), Mr. Doyle is entitled to receive the base salary severance, COBRA reimbursement, an amount equal to his target bonus for the year in which the qualifying termination occurs (in lieu of the pro rata bonus payment), and any equity award granted to Mr. Doyle under the 2013 Plan or the 2021 Plan that is subject to time-based vesting will accelerate and become fully vested and exercisable, all subject to execution of the release of claims.

Other Compensation and Benefits

Benefits and Perquisites

Heliogen provides benefits to its executive officers on the same basis as is provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short-term and long-term disability insurance; flexible spending accounts; employee assistance program; and a work-from-home allowance.

Other than the director and officer insurance coverage Heliogen maintains for its directors and officers, Heliogen does not maintain any executive-specific health and welfare benefits or perquisites.

401(k) Plan

We maintain a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits under the Internal Revenue Code of 1986, as amended (the “Code”), which are updated annually. Our 401(k) plan provides for a safe harbor employer matching contribution equal to 100% of the first three percent of eligible compensation and 50% of the next two percent of eligible compensation contributed to the plan by an employee. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Outstanding Equity Awards at 2022 Year-End

The following table presents information regarding outstanding equity awards held by Heliogen’s named executive officers as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(5)	Market Value of Shares or Units that Have Not Vested ($)(6)
Bill Gross	2,528,183	7,584,549	(1)	$9.00	11/9/2031	—	—
	2,516,606	2,516,607	(2)	$0.18	12/20/2030	—	—
	4,209,710	—		$0.09	12/5/2028	—	—
Christiana Obiaya	440,405	566,237	(3)	$0.30	3/8/2031	377,491	$264,244
Thomas Doyle	391,194	483,801	(4)	$0.18	1/22/2031	377,491	$264,244

____________

(1)      Represents stock options that vest over four years in equal monthly installments following December 30, 2021, subject to Mr. Gross’s continued service through each vesting date. The stock options stopped vesting upon Mr. Gross’s termination on February 5, 2023.

(2)      Represents stock options that vest over four years in equal monthly installments following December 21, 2020, subject to Mr. Gross’s continued service through each vesting date. The stock options stopped vesting upon Mr. Gross’s termination on February 5, 2023.

(3)      Represents stock options that vest over four years, with 25% of the shares vested on March 8, 2022 and the remaining 75% of the shares vesting over three years in equal monthly installments thereafter, subject to Ms. Obiaya’s continued service through each vesting date.

(4)      Represents stock options that vest over four years, with 25% of the shares vested on January 19, 2022 and the remaining 75% of the shares vesting over three years in equal monthly installments thereafter, subject to Mr. Doyle’s continued service through each vesting date.

(5)      Represents RSU Awards that vest over four years in equal quarterly installments of 6.25% of the shares beginning on March 15, 2022, subject to the named executive officer’s continuous service with Heliogen.

(6)      Represents the market value of RSU Awards based on the closing price of Heliogen’s common stock of $0.70 as of December 30, 2022, the last trading day of 2022.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2013 Stock Incentive Plan(2)	34,296,313	$3.10	—
2021 Equity Incentive Plan(3)	8,358,508	—	10,584,816
2021 Employee Stock Purchase Plan(4)	—	—	6,587,335
Equity compensation plans not approved by security holders	—	—	—
TOTAL	42,654,821	$3.10	17,172,151

____________

(1)      The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSU Awards, which have no exercise price.

(2)      Following the adoption of the 2021 Plan, no additional equity awards have been or will be granted under the 2013 Plan.

(3)      Our 2021 Plan provides that on January 1 of each calendar year, starting on January 1, 2022 through January 1, 2031, the number of shares of common reserved for issuance thereunder is automatically increased by a number equal to (i) 4% of the total number of shares of our common stock outstanding on December 31 of the fiscal year before the date of such automatic increase, or (ii) a lesser number of shares as determined by the Board prior to the applicable January 1. On January 1, 2023, the number of shares of common stock available for issuance under our 2021 Plan increased by 7,716,978 shares pursuant to these provisions. This increase is not reflected in the table above.

(4)      Our 2021 ESPP provides that on January 1 of each calendar year, starting on January 1, 2022 through January 1, 2031, the number of shares of common reserved for issuance thereunder is automatically increased by a number equal to the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, (ii) 9,507,330 shares, or (iii) a lesser number of shares than described under (i) or (ii) as determined by the Board. On January 1, 2023, the number of shares of common stock available for issuance under our 2021 ESPP increased by 1,929,245 shares pursuant to these provisions. This increase is not reflected in the table above.

Non-Employee Director Compensation

The Board expects to review director compensation periodically to ensure that director compensation remains competitive such that Heliogen is able to recruit and retain qualified directors. Heliogen has established a Board compensation program that is designed to align compensation with Heliogen’s business objectives and the creation of stockholder value, while enabling Heliogen to attract, retain, incentivize and reward directors who contribute to the long-term success of Heliogen.

The following table presents the annual compensation earned during 2022 by the non-employee directors of Heliogen.

Director	Fees Earned or Paid in Cash(1)	Stock Awards ($)(2)	Total ($)
Julie Kane	$75,000	$399,998	$474,998
Stacey Abrams	55,000	399,998	454,998
Barbara Burger(3)	17,344	200,000	217,344
David Crane(4)	54,565	399,998	454,563
Robert Kavner	125,000	399,998	524,998
Phyllis Newhouse	60,516	399,998	460,514
Suntharesan Padmanathan	61,270	399,998	461,268
Roger Lazarus(5)	—	—	—

____________

(1)      Amounts represent the annual cash retainer paid to each director.

(2)      Amounts represent the aggregate grant date fair value of stock awards granted, computed in accordance with ASC Topic 718.

(3)      Barbara Burger was appointed to our Board effective September 12, 2022.

(4)      David Crane resigned from our Board effective September 5, 2022, including from the audit committee and the compensation committee of the Board. Upon his resignation, Mr. Crane forfeited a portion of these stock awards with a grant date fair value of $355,557. The remaining stock awards were modified to vest upon his resignation with a modified fair value of $19,213.

(5)      Roger Lazarus was appointed to our Board effective March 2, 2023. Mr. Lazarus did not receive any compensation during 2022.

Non-Employee Director Compensation Policy

Effective March 2, 2023, our Board adopted an amended and restated non-employee director compensation policy that is designed to align compensation with Heliogen’s business objectives and the creation of stockholder value, while enabling Heliogen to attract, retain, incentivize and reward directors who contribute to the long-term success of Heliogen. Pursuant to this policy, each member of our Board who is not our employee is eligible to receive the following compensation for his or her service as a member of our Board:

•        An initial equity grant equal to that number of restricted stock units that is the lesser of (i) the number of restricted stock units with a value of $150,000 in the aggregate based on the closing price of our common stock on the effective date of the director’s appointment and (ii) 75,000 restricted stock units, in either case, which vests ratably over a three-year period, with one-third vesting on each anniversary of the grant date, subject to the Board member’s continued service on our Board; and

•        An annual equity grant equal to that number of restricted stock units that is the lesser of (i) the number of restricted stock units with a value of $150,000 in the aggregate based on the closing price of our common stock on the date of the annual meeting at which the grant is made and (ii) 75,000 restricted stock units, in either case, which fully vests on the earlier of (i) one year following the date of grant or (ii) the day before the next annual meeting following the applicable grant date, subject to the Board member’s continued service on our Board.

All non-employee directors receive an annual cash retainer of $50,000 for his or her service in that role. The non-executive chairperson of the board received an additional cash retainer of $45,000 for his or her service in that role. The chairs of the Audit Committee, Compensation Committee, Nominating Committee and corporate strategy committee each receive cash retainers of $20,000, for his or her respective committee service as chair. Members (other than chairs) of the Audit Committee, Compensation Committee, Nominating Committee and corporate strategy committee each receive cash retainers of $10,000, for his or her respective committee service.

Our policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board and committee meetings or performing other services in their capacities as directors.

The Board expects to review director compensation periodically to ensure that director compensation remains competitive such that Heliogen is able to recruit and retain qualified directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of the common stock as of June 1, 2023, by:

•        each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock;

•        each of our current named executive officers and directors; and

•        all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 198,299,649 shares of common stock issued and outstanding as of June 1, 2023. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of June 1, 2023 and issuable upon the vesting of RSUs held by the person within 60 days of June 1, 2023. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

	Beneficial Ownership
Name of Beneficial Owner(1)	Shares	%
5% Stockholders
Entities affiliated with Prime Movers Lab Fund I LP(2)	23,945,777	12.1%
Nant Capital, LLC(3)	26,220,101	13.2%
Idealab Holdings, LLC(4)	15,480,443	7.8%

Directors and Named Executive Officers
Bill Gross(5)	27,001,983	13.6%
Christiana Obiaya(6)	819,866	*	%
Tom Doyle(7)	675,108	*	%
Julie Kane	112,477	*	%
Stacey Abrams(8)	127,477	*	%
Barbara Burger	—	*	%
Robert Kavner	112,477	*	%
Roger Lazarus	—	*	%
Phyllis Newhouse	4,164,466	2.1%
Suntharesan Padmanathan	112,477	*	%
All directors and current executive officers as a group (11 persons)(9)	6,124,348	3.0%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Unless otherwise noted, the business address of those listed in the table above is 130 West Union Street Pasadena, California, 91103.

(2)      Based on holdings reflected on a Schedule 13D/A filed with the SEC on April 13, 2023 by Prime Movers Lab Fund I LP (“PML”), Prime Movers Lab GP I LLC (“PML GP I”), Heliogen PML SPV 1 LP (“Heliogen PML”), Prime Movers Lab Fund II LP (“PML Fund II”), Prime Movers Lab GP II LLC (“PML GP II”), Prime Movers Lab Fund III LP (“PML Fund III”), Prime Movers Lab GP III LLC (“PML GP III”), Prime Movers Lab LLC (“PML LLC”) and Dakin Sloss. PML LLC is the managing member of PML GP I, PML GP II and PML GP III. PML GP III is the general partner of PML Fund III. As manager of each of PML GP I, PML GP II, and PML LLC, Mr. Sloss may be deemed to have shared voting and dispositive power over and may be deemed to have beneficial ownership of the shares held by each of PML, PML Fund II, PML Fund III and Heliogen PML. As reported on the Schedule 13D/A filed with the SEC on April 13, 2023, PML, PML GPI I, Heliogen PML, PML Fund II, PML GP II, PML Fund III, PML GP III, PML LLC and Dakin Sloss (collectively, the

“PML Entities”) may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, and Rule 13d-5(b)(1) thereunder, with Bill Gross, Idealab, a California corporation (“Idealab”) and Idealab Holdings, LLC, a wholly-owned subsidiary of Idealab (“Idealab Holdings”). The address for each of the entities and individuals listed in this footnote is PO Box 12829, Jackson, WY 83002.

(3)      Based on holdings reflected on a Schedule 13G filed with the SEC on February 23, 2022 and the most recent Form 4 filed with the SEC on April 17, 2023 by Nant Capital LLC (“Nant Capital”), California Capital Equity, LLC (“CalCap”) and Dr. Patrick Soon-Shiong. Nant Capital beneficially owns 26,220,101 shares of the Company’s common Stock. CalCap directly owns all of the equity interests of Nant Capital and Dr. Soon-Shiong directly owns all of the equity interests of CalCap. As a result, CalCap and Dr. Soon-Shiong may be deemed to beneficially own and share with Nant Capital the power to vote and direct the vote, and the power to dispose or direct the disposition of, the 24,646,323 shares beneficially owned by Nant Capital. Dr. Soon-Shiong also directly beneficially owns 2,345,714 shares of the Company’s common stock. As a result, Dr. Soon-Shiong may be deemed to beneficially own, in the aggregate, 28,565,815 shares of the Company’s common stock. The address of the principal business office of Nant Capital, LLC is 450 Duley Road, El Segundo, CA 90245.

(4)      Based on holdings reflected on a Schedule 13D/A filed with the SEC on April 13, 2023 jointly by Bill Gross, Idealab and Idealab Holdings. Idealab is managed by a board of directors consisting of Bill Gross, Marcia Goodstein and Renee LaBran, and no single person has voting or dispositive authority over the securities reported herein. As such, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities reported herein. Each of them disclaims any such beneficial ownership except to the extent of his or her pecuniary interest therein. As reported on the Schedule 13D/A filed with the SEC on April 13, 2023, Idealab Holdings, Idealab and Bill Gross may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, and Rule 13d-5(b)(1) thereunder, with the PML Entities. The address for each of the entities and individuals listed in this footnote is 130 West Union Street, Pasadena, CA 91103.

(5)      On February 5, 2023, the Board terminated Bill Gross from his position as Chief Executive Officer of Heliogen. The number of shares of common stock beneficially owned is based on holdings reflected on a Schedule 13D/A filed with the SEC on April 13, 2023 jointly by Bill Gross, Idealab and Idealab Holdings, and the most recent Form 4 filed by Mr. Gross on June 1, 2023. Includes 2,672,612 shares of common stock and 8,082,737 shares issuable for vested and exercisable options within 60 days of June 1, 2023 held by Mr. Gross. Also includes (i) 15,480,443 shares of common stock held by Idealab Holdings, (ii) 16,175 shares of common stock held by Idealab Studio, LLC (“Idealab Studio”) and (iii) 414,363 shares of common stock held by The Gross Goodstein Living Trust, dated April 18, 2006 (“Gross Trust”), of which Mr. Gross and his wife are co-trustees and may be deemed to share voting and dispositive power. The Gross Trust owns a majority of the class of securities entitled to elect two directors to Idealab Studio’s board of managers. In addition, Mr. Gross is the chairman and chief executive officer of Idealab Studio. As a result of the foregoing, Mr. Gross may be deemed to beneficially own the securities held by Idealab Studio. As reported on the Schedule 13D/A filed with the SEC on April 13, 2023, Idealab Holdings, Idealab and Bill Gross may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, and Rule 13d-5(b)(1) thereunder, with the PML Entities.

(6)      Represents 587,207 shares issuable for vested and exercisable stock options within 60 days and 125,208 shares issuable upon vesting of RSUs within 60 days.

(7)      Represents 523,699 shares issuable for vested and exercisable stock options within 60 days and 43,958 shares issuable upon vesting of RSUs within 60 days.

(8)      Stacey Abrams has voting and/or investment control over the securities held by Brockington Hall, LLC (“Brockington”) and may be deemed to beneficially own the securities owned by Brockington.

(9)      Consists of (i) 4,774,063 shares beneficially owned by our current executive officers and directors, (ii) 1,277,571 shares issuable for vested and exercisable stock options within 60 days and (iii) 717,544 shares issuable upon vesting of RSUs within 60 days. Includes shares beneficially held by Mr. Lambert and Ms. Rosser, in addition to the shares held by the named executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Transactions with Related Parties

The following is a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at December 31, 2021 and 2022, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the sections titled “Executive Compensation” and “Non-Employee Director Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.

Athena Related Transactions and Agreements

Related Party Note and Advances

On January 8, 2021, Athena issued an unsecured promissory note to the Sponsor for an aggregate of up to $300,000 to cover expenses related to Athena’s IPO. This loan was non-interest bearing and payable on the earlier of December 31, 2021 or the completion of Athena’s IPO. Athena did not draw down any amounts under the promissory note. The Sponsor and certain affiliates of the Sponsor have instead made payments for offering costs and expenses on behalf of Athena which is recorded as due to related party.

Administrative Services Agreement

Athena entered into an agreement whereby, commencing on the date of Athena’s initial public offering through the earlier of the consummation of a business combination or Athena’s liquidation, Athena paid an affiliate of Athena’s Sponsor a monthly fee of $10,000 for office space, administrative and support services.

Heliogen Transactions and Agreements

Related Party Equity Financings

In January 2021, Heliogen issued a SAFE note to Heliogen PML SPV 1LP, whose limited partners may be affiliates of Prime Movers Lab Fund I LP, for an aggregate purchase price of approximately $27.7 million.

Related Party Lease and Other Services

Idealab, a holder of more than 5% of Heliogen’s outstanding voting stock through its wholly owned subsidiary, Idealab Holdings, LLC, provides various services to Heliogen through a services agreement which includes leasing office space, accounting, human resources, legal, information technology, marketing, public relations, and certain other executive services. We are charged a fee for the specific services provided and these fees totaled $0.5 million and $1.3 million for the years ended December 31, 2022 and 2021, respectively.

In May 2021, Heliogen sub-leased a portion of its office space in Pasadena, CA to Idealab for a term of seven years. In March 2023, Heliogen entered into an amendment to the sub-lease with Idealab. The sub-lease has an initial annual base rent of $0.2 million and contains a 3% per annum escalation clause. The sub-lease is subject to termination by either party upon six months prior written notice. Concurrently with the parties’ entering into the sub-lease agreement, Idealab and Heliogen also entered into certain property management and shared facilities staffing agreements, which provide that Heliogen pays Idealab $3 thousand per month for building management services and $13 thousand per month for shared facilities staff and services (with proportional reimbursement of salaries). Such agreements are subject to termination right by either party with 90 days’ prior written notice.

Related Party Services Agreement

In March 2023, Heliogen entered into an agreement with NantG Power, LLC, an affiliated sister-company to Nant Capital LLC (a holder of more than 5% of Heliogen’s outstanding voting stock), to provide front-end concept design and R&D engineering services, as a precursor for NantG to purchase a commercial-scale calcination facility. We will be compensated up to $5 million on a time and materials basis.

Related-Person Transactions Policy

Our Board adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of related-person transactions. For purposes of our policy, a related-person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are, were or will be participants, in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related-person transactions under this policy.

Under the policy, a related person is any executive officer, director, nominee to become a director or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.

Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related-person transaction involving such director, executive officer or significant stockholder or his, her or its immediate family members and inform our Audit Committee pursuant to this policy before such related person may engage in the transaction.

In considering related-person transactions, our Audit Committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:

•        the risk, cost and benefits to us;

•        the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the terms of the transaction; and

•        the availability of other sources for comparable services or products.

Our Audit Committee shall approve only those related-party transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of the Company and our stockholders, as our Audit Committee determines in the good faith exercise of its discretion.

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS
FOR 2024 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials.    If you would like to present a proposal for possible inclusion in our proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the General Counsel, Heliogen, Inc., 130 W. Union St., Pasadena, CA 91103. To be eligible for inclusion in our proxy statement, proposals must be received by [•] and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates.    Stockholders who wish to nominate persons for election to the Board at the 2024 annual meeting of stockholders (including nominations subject to Rule 14a-19 under the Exchange Act) or wish to present a proposal at the 2024 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on April 5, 2024 and no later than the close of business on May 5, 2024 (provided, however, that if the 2024 annual meeting of stockholders is more than 30 days before or more than 30 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2024 annual meeting of stockholders and no later than the close of business on the later of the 90th day prior to the date of the 2024 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 5(b) of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2024 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the General Counsel, Heliogen, Inc., 130 W. Union St., Pasadena, CA 91103.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Heliogen, Inc. Direct your written request to Investor Relations at Lous.Baltimore@Heliogen.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

Our 2022 Annual Report has been posted, and is available without charge, on our corporate website at investors.heliogen.com. For stockholders receiving a Notice of Internet Availability, such Notice of Internet Availability will contain instructions on how to request a printed copy of our 2022 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2022 Annual Report has also been provided to you.

In addition, we will provide a copy of our 2022 Annual Report to any stockholder of record or beneficial owner of our common stock without charge upon written request to: General Counsel, Heliogen, Inc., 130 W. Union St., Pasadena, CA 91103.

DATED: Pasadena, California,            , 2023

Appendix A

CERTIFICATE OF AMENDMENT
TO SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HELIOGEN, INC.

[_________], 2023

Heliogen, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the corporation is “Heliogen, Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 8, 2020 (as amended on March 16, 2021 and December 30, 2021, the “Certificate of Incorporation”), under the original name “Athena Technology Acquisition Corp.”.

2.      Article IV, Section 4.1 of the Certificate of Incorporation of the Corporation is amended and restated in its entirety to read as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 510,000,000 shares, consisting of (a) 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (b) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Effective as of 5:00 pm Eastern time, on the date this Certificate of Amendment to this Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [ten, twenty, thirty, forty]4 shares of the Company’s Common Stock, par value $0.0001 per share, issued and outstanding shall automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Corporation’s Common Stock as reported on the New York Stock Exchange on the date this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation is filed with the Secretary of State of the State of Delaware.”

3.      The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.

4.      Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

[Signature Page Follows]

____________

4         [The stockholders are requested to adopt an amendment approving the combination of any whole number of shares of the Corporation’s Common Stock at any ratio between 10:1 and 40:1. By approving Proposal No. 2, stockholders are approving each whole number between 10 and 40 proposed by the Corporation’s Board of Directors for the ratio. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Corporation’s Board of Directors to be in the best interests of the Corporation and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.]

A-1

IN WITNESS WHEREOF, Heliogen, Inc. has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on behalf by an authorized officer of the date first set forth above.

HELIOGEN, INC.
By:
Name:	Christiana Obiaya
Title:	Chief Executive Officer

A-2

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION, DATED JUNE 7, 2023 SCAN TO VIEW MATERIALS & VOTE HELIOGEN, INC. 130 WEST UNION STREET PASADENA, CA 91103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 2, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HLGN2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 2, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V18539-P87703 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HELIOGEN, INC. The Board of Directors recommends you vote FOR the following nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Stacey Abrams 02) Barbara Burger The Board of Directors recommends you vote FOR Proposals 2, 3 and 4: For Against Abstain 2. Approval of an amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-ten to one-for-forty of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. Approval, on an advisory basis, to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may be properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com. V18540-P87703 HELIOGEN, INC. Annual Meeting of Stockholders August 3, 2023 8:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) acknowledge(s) receipt of the Notice of the 2023 Annual Meeting of Stockholders of Heliogen, Inc. and the Proxy Statement and hereby appoint(s) Christiana Obiaya and Debbie Chen, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to act as attorneys and proxies to represent and to vote, as designated on the reverse side of this ballot (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all of the shares of common stock of HELIOGEN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Pacific Time on August 3, 2023, via live webcast at www.virtualshareholdermeeting.com/HLGN2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side